AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 25, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 194	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 195	[X]

(Check Appropriate Box or Boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant's Telephone Number, Including Area Code

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

WITH A COPY TO:

Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94103-0441

It is proposed that this filing will become effective (check appropriate box):

[ ]    immediately upon filing pursuant to paragraph (b).
[ ]    on (date) pursuant to paragraph (b).
[X]  60 days after filing pursuant to paragraph (a)(1).
[ ]    on (date) pursuant to paragraph (a)(1).
[ ]    75 days after filing pursuant to paragraph (a)(2).
[ ]    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

THE PERKINS DISCOVERY FUND

THE PERKINS OPPORTUNITY FUND

each a series of Professionally Managed Portfolios

The Perkins Discovery Fund and The Perkins Opportunity Fund are aggressive growth stock mutual funds. Each Fund seeks capital appreciation. Perkins Capital Management, Inc. is the investment advisor to the Funds.

The Perkins Discovery Fund invests principally in common stocks of micro-cap companies.

The Perkins Opportunity Fund invests principally in common stocks of small-cap to mid-cap companies.

Table of Contents

AN OVERVIEW OF THE FUNDS	2
PERFORMANCE	3
FEES AND EXPENSES	5
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	6
PRINCIPAL RISKS OF INVESTING IN THE FUNDS	7
PORTOLIO HOLDINGS INFORMATION	8
INVESTMENT ADVISOR	8
SHAREHOLDER INFORMATION	9
PRICING OF FUND SHARES	14
TOOL TO COMBAT FREQUENT TRANSACTIONS	15
DIVIDENDS AND DISTRIBUTIONS	15
TAX CONSEQUENCES	16
RULE 12b-1 FEES	16
SERVICE FEES	16
FINANCIAL HIGHLIGHTS	17
PRIVACY NOTICE	Inside Back Cover

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is______, 200__

The Perkins Funds

AN OVERVIEW OF THE FUNDS
WHAT ARE THE FUNDS’ INVESTMENT GOALS?	Each Fund seeks long-term capital appreciation.
WHAT ARE THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES?	The Perkins Discovery Fund. The primary emphasis of this Fund is investing in common stocks of domestic companies with a market capitalization at the time of purchase of under $100 million.

Due to investment considerations, the Discovery Fund will close to new investors when it reaches $50 million in total assets. If the Fund closes to new investors, the Trustees may determine to reopen the Fund at some point based on market conditions and other factors.

The Perkins Opportunity Fund. Although this Fund may invest in domestic companies of any size from small-cap to large-cap, its primary emphasis is investing in the common stocks of small-cap to mid-cap companies. Under normal market conditions, its weighted average market capitalization is expected to be over $100 million.

Each Fund is an aggressive growth fund, with the Perkins Discovery Fund being the more aggressive of the two.

In selecting investments, the Advisor seeks opportunities for growth by investing in companies that it believes will appreciate in value. In its selection process, the Advisor visits companies, reads a variety of reports and publications and utilizes computer programs to assess an individual security’s attractiveness.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?	There is the risk that you could lose money on your investment in the Funds. The following risks could affect the value of your investment:

•	The stock market declines

•	Interest rates go up which can result in a decline in the equity market

•	Growth stocks fall out of favor with investors

•	Stocks in the Funds’ portfolios may not increase their earnings at the rate anticipated

•	Securities of smaller and new companies, particularly micro-cap companies, involve greater risk than investing in larger more established companies

WHO MAY WANT TO INVEST IN THE FUNDS	The Funds may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement

•	Want to add an aggressive investment with growth potential to their investment portfolio

•	Understand and can bear the risks of investing in small companies

•	Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

The Funds may not be appropriate for investors who:

•	Need regular income or stability of principal

•	Are pursuing a short-term goal

PERFORMANCE

The following performance information indicates some of the risks of investing in the Perkins Funds. The bar charts illustrate how the Funds’ total returns have varied from year to year. The tables illustrate the Perkins Funds’ average annual total returns over time compared with broad-based market indices that include stocks of companies similar to those considered for purchase by the Funds. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

Perkins Discovery Fund
Calendar Year Total Returns*

*The Fund’s year-to-date return as of ______ was ____%.

During the period shown in the bar chart, the Fund’s highest quarterly return was _____% for the quarter ended March 31, 2000 and the lowest quarterly return was _____% for the quarter ended June 30, 2000.

Average Annual Total Returns as of December 31, 2004
	1 Year	5 Years	Since Inception (4/9/98)
Perkins Discovery Fund
Return Before Taxes	___	___	___
Return After Taxes on Distributions (1)	___	___	___
Return After Taxes on Distributions and Sale of Fund Shares (1)	___	___	___
S&P 500 Index (2)	___	___	___
Russell 2000 Index (3)	___	___	___
__________________________
(1)
After tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher for certain figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(2)
The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

(3)
The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small-cap stocks. The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

Perkins Opportunity Fund
Calendar Year Total Returns*

*The Fund’s year-to-date return as of _____ was ____%.

During the period shown in the bar chart, the Fund’s highest quarterly return was ____% for the quarter ended December 31, 1999 and the lowest quarterly return was ____% for the quarter ended March 31, 2003.

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	10 Years
Perkins Opportunity Fund
Return Before Taxes	___	___	___
Return After Taxes on Distributions (1)	___	___	___
Return After Taxes on Distributions and Sale of Fund Shares (1)	___	___	___
S&P 500 Index (2)	___	___	___
Russell 2000 Index (3)	___	___	___

_________________________
(1)
After tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher for certain figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

(2)
The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

(3)
The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small-cap stocks. The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.
	Discovery	Opportunity
	Fund	Fund
Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption Fee(1)	1.00%	1.00%

Annual fund operating expenses
(expenses that are deducted from Fund assets)

Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	___%	___%
Total Annual Fund Operating Expenses	___%	___%
Fee Reduction and/or Expense Reimbursement	___%	N/A
Net Annual Fund Operating Expenses(2)	___%	___%

(1)
The redemption fee applies to those shares that you have held for less than six months. The fee is payable to the Funds and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The Transfer Agent also charges a $15 wire redemption fee.

(2)
The Advisor has contractually agreed to reduce its fees and/or pay expenses for each Fund for an indefinite period to ensure that each Fund’s Total Annual Fund Operating Expenses will not exceed 2.50% for at least the period shown in the example below. The Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of a Fund if such Fund’s expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time but the Advisor may not do so without the approval of the Trustees.

Example

This Example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. It is based on net annual fund operating expenses. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Funds’ operating expenses remain the same. The Example was calculated using net operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	Discovery	Opportunity
	Fund	Fund
One Year	$____	$____
Three Years	$____	$____
Five Years	$____	$____
Ten Years	$____	$____

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The goal of each Fund is to seek capital appreciation.

The Advisor’s approach to equity investments is to seek opportunities for growth by investing in companies that it believes will appreciate in value. The Advisor seeks to discover investment opportunities primarily by searching for companies that it believes are in the process of undergoing some type of fundamental change. Stocks are purchased when it is believed that change will result in higher earnings and/or a higher price/earnings ratio and thus a higher share price when that change is discovered by others. Companies undergoing change may have new products, processes, strategies, management, or may be subject to change by external forces. Although there is no regional or geographical limit to the location of portfolio companies, many of the companies in the Funds’ portfolios are located in the Upper Midwest states.

In its investment selection process, the Advisor visits companies, reads a variety of reports and publications and utilizes computer programs to derive fundamental selection criteria. The Advisor also uses technical chart analysis as an aid in selecting what the Advisor believes to be the best buy or sale point for a particular security.

Under normal market conditions, a substantial portion of the Discovery Fund’s assets will be invested in securities of companies with market capitalizations of less than $100 million at the time of purchase. Although the Opportunity Fund may invest in securities of companies of any size, under normal conditions, its weighted average market capitalization is expected to be over $100 million. The Advisor believes that such companies provide an opportunity for superior returns because these companies:

• are not as well known to the investing public
• have less investor following
• have limited public information about them or their industry
• offer unique products, services or technologies
• serve special or expanded niches

The Advisor will typically sell a holding when the reasons that the holding was purchased change. When a holding works as anticipated, it may be sold when the Advisor’s price target is reached, when the holding becomes overvalued in the Advisor’s opinion, or when technical chart analysis indicates that a good sale point has been reached. When a holding doesn’t work out as anticipated, the reasons why the holding was purchased may have changed or the Advisor may have been wrong about those reasons initially. In this situation the Advisor will use fundamental and technical analysis to attempt to liquidate the position at the best price possible.

The Opportunity Fund anticipates that its portfolio turnover rate will not exceed 100%. The Discovery Fund anticipates that its portfolio turnover rate will not exceed 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect a Fund’s performance. Conversely, a low portfolio turnover rate has the potential to be a tax efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading may also lead to lower transaction costs, which could help to improve performance.

Under normal market conditions, the Funds will stay fully invested according to their principal investment strategies as noted above. However, each Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and money market instruments in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective. For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested. To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because a Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Funds that may adversely affect a Fund’s net asset value or total return have previously been summarized under “An Overview of the Funds: Risk/Return Summary.” These risks are discussed in more detail below:

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Management Risk. Management risk means that your investment in a Fund varies with the success or failure of the Advisor’s investment strategies and the Advisor’s research, analysis and security selection decisions.

Smaller Companies Risk. Investments in smaller companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many small companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.

Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges or than the market averages in general. In addition, the Funds and other client accounts of the Advisor, together may hold a significant percentage of a company’s outstanding shares. When making larger sales, the Funds might have to sell assets at discounts from quoted prices or may have to make a series of small sales over an extended period of time. For these reasons, each Fund’s net asset value may be volatile.

PORTFOLIO HOLDINGS INFORMATION

The Funds’ portfolio holdings are disclosed on a regular basis in their Semi-Annual and Annual Reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of each Fund’s first and third fiscal quarter. In addition, the Funds disclose their calendar quarter-end top 10 holdings and certain other portfolio characteristics on the Funds’ website at http://www.perkinscapital.com/pfunds/funds/frmfunds.htm within five to ten business days after the calendar quarter-end. The Funds also disclose their complete calendar quarter-end portfolio holdings on their website within five to ten business days. The calendar quarter-end portfolio holdings for the Funds will remain posted on the website until updated with required regulatory filing with the SEC. Portfolio holdings information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the website. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”). The Annual and Semi-Annual Reports are available by contacting the Funds, c/o U.S. Bancorp Funds Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53021-0701 or calling 1-800-280-4779. The Annual Report and Semi-Annual Report are also available on the Funds’ website.

INVESTMENT ADVISOR

Perkins Capital Management, Inc., founded in 1984, is the investment advisor to the Funds. The Advisor’s address is 730 East Lake Street, Wayzata, MN 55391-1769. The Advisor manages assets in excess of $____million as of March 31, 2005 for individual and institutional investors. The Advisor provides the Funds with advice on buying and selling securities. The Advisor also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds. For its services, each Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended March 31, 2005, the Advisor received advisory fees of ___% from the Discovery Fund and received advisory fees of 1.00% of the Opportunity Fund’s average daily net assets.

Portfolio Managers

Mr. Richard W. Perkins and Mr. Daniel S. Perkins are principally responsible for the management of each Fund’s portfolio. Each has been associated with the Advisor since its inception.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed, however, to reduce its fees and/or pay expenses of each Fund to ensure that each Fund’s aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 2.50% of the average daily net assets. At times, the Advisor may reduce its fees and/or pay expenses of either Fund in order to reduce the Fund’s aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Advisor are subject to reimbursement by a Fund if requested by the Advisor in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

SHAREHOLDER INFORMATION

How to Buy Shares

You may open a Fund account with $2,500 and add to your account at any time with $100 or more. You may open a retirement plan account with $1,000 and add to your account at any time with $100 or more. Your order will not be accepted until the completed account application is received by the Funds or the Transfer Agent. After you have opened your account, you may make subsequent monthly investments with $100 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Funds.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Corporate, trust and other entity accounts require further documentation. Please contact the Transfer Agent at 1-800-280-4779 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

You may purchase shares of the Funds by check or wire. Shares are purchased at the net asset value next determined after the Transfer Agent receives your order in proper form as discussed in this Prospectus. All purchases by check must be in U.S. dollars. The Funds will not accept payment in cash, including cashier’s checks or money orders, unless the cashier’s checks or money orders are in excess of $10,000. Also, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. If your payment is not received or if you pay with a check that does not clear, your purchase will be canceled. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Funds as a result. The Funds do not issue share certificates. The Funds reserve the right to reject any purchase in whole or in part.

By Check. If you are making an initial investment in a Fund, simply complete the account application included with this Prospectus and mail it with a check (made payable to “The Perkins Discovery Fund” or “The Perkins Opportunity Fund”) to:

Regular Mail	Overnight Delivery
The Perkins Funds	The Perkins Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Note:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it together with a check made payable to “The Perkins Discovery Fund” or “The Perkins Opportunity Fund” to the Transfer Agent in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

By Wire. If you are making an initial investment in a Fund, call the Transfer Agent at 1-800-280-4779 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange (“NYSE”) is open for trading to make arrangements with a service representative to submit your completed application via overnight delivery or facsimile. Within 24 hours of receipt of the application, a representative will provide you with an account number and wiring instructions. Your bank should wire funds according to the instructions you are given. Your initial purchase will be placed as of the date the funds are received before the close of the market. If the funds are received after the close of the market, your shares will be purchased using the next business day’s closing NAV. Your bank should transmit immediately available funds by wire in your name to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA# 075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C # 112-952-137
FFC: Further credit to Perkins [Fund name] Fund
[shareholder name and account number]

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to call the Transfer Agent at 1-800-280-4779. It is essential that your bank include the name of the Fund and your account number in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Funds.

Through Broker/Dealers. Dealers who have a sales agreement with the Distributor may place orders for the purchase of Fund shares on behalf of clients at the net asset value next determined after receipt of the client’s order by calling the Transfer Agent at 1-800-280-4779. Shares are also available for purchase by financial intermediaries through brokers or dealers who have service or sales agreements with the Funds or the Distributor. The Distributor or its affiliates, at their expense, may provide additional compensation to dealers in connection with the sale of Fund shares. If the order is placed by 4:00 p.m., Eastern time, on any day that the NYSE is open for trading, and forwarded promptly to the Transfer Agent or any other service agent, it will be confirmed at the applicable net asset value on that day. The dealer is responsible for placing orders promptly with the Transfer Agent and for promptly forwarding payment. You may be charged a fee if you effect transactions in Fund shares through a broker or agent.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan. Under this plan, after your initial investment, you authorize a Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. If you wish to enroll in this plan, complete the appropriate section in the account application. A charge may be imposed if your purchase transaction is returned for any reason. The Funds may terminate or modify this privilege at any time. In order to participate in the Automatic Investment Plan, your bank must be an Automated Clearing House member. You may terminate your participation in the plan at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal.

Retirement Plans. The Funds offer an Individual Retirement Account (“IRA”) plan. You may obtain information about opening an IRA account by calling 1-800-998-3190. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

How to Exchange Shares

You may exchange shares of one Fund for shares of the other Fund on any day the Funds and NYSE are open for business.

By Mail. You may exchange your shares by simply sending a written request to the Funds’ Transfer Agent. You should give the name of the Fund, your name and account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear on the account registration.

By Telephone. If your account has telephone privileges, you may also exchange shares by calling the Transfer Agent at 1-800-280-4779 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the NYSE is open for normal trading. If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under “How to Sell Shares.” The Funds reserve the right on notice to shareholders to limit the number of exchanges you may make in any year to avoid excess Fund expenses. The Funds may modify, restrict or terminate the exchange privilege at any time.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly to the Funds or through your investment representative.

By Mail. You may redeem your shares by simply sending a written request to the Transfer Agent. You should give the name of the Fund, your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Delivery
The Perkins Funds	The Perkins Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Note:    The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Funds. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 15 days; and
•	For all redemptions of $50,000 or more from any shareholder account (if applicable).

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

By Telephone. If you complete the Redemption by Telephone portion of the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-800-280-4779 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be sent on the next business day and mailed to the address that appears on the Transfer Agent’s records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on your account. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your account balance on dollar specific trades. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application. Redemption proceeds will be transferred to the bank account you have designated on your account.

Before executing an instruction received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-800-280-4779 for instructions.

You may have difficulties in making a telephone exchange or redemption during periods of abnormal market activity. If this occurs, you may make your exchange or redemption request in writing.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you did not purchase your shares with a wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase.

Each Fund may redeem the shares in your account if the value of your account is less than $1,500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,500 before the Fund takes any action.

Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this program. This program may be terminated at any time by the Funds. You may also elect to terminate your participation in this program at any time by contacting the Transfer Agent.

A withdrawal under the program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Short-Term Trading. The Funds are intended for long-term investors. Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt each Fund’s investment program and create additional transaction costs that are borne by the Funds’ shareholders. For these reasons, each Fund will assess a 1.00% fee on the redemption of Fund shares held for less than six months. If you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The Funds reserve the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than six months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that may not be able to implement the redemption fee. In addition, this fee does not apply to (i) exchanges of shares of one Fund for shares of the other Fund; (ii) shares purchased through reinvested dividends or capital gains; (iii) Fund redemptions under each Fund’s systematic withdrawal program; or (iv) involuntary redemptions of low balance accounts.

PRICING OF FUND SHARES

The price of the Funds’ shares is based on their net asset value. This is calculated by dividing the value of the Funds’ total assets, less their liabilities, by the number of their shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values or official closing price, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Funds’ Board of Trustees. The net asset value is calculated as of the close of regular trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time. The net asset value will not be calculated on days that the NYSE is closed for trading.

When fair value pricing is employed, the prices of securities used by the Funds to calculate their net asset value may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Therefore, if a shareholder purchases or redeems shares in a Fund that holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that the Funds generally consider to be the principal exchange on which the stock is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Funds’ Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Funds are intended for long-term investors and do not accommodate frequent transactions. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing, as determined by the Funds’ Board of Trustees, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.

The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by each Fund in its sole discretion. To minimize harm to each Fund and its shareholders, the Funds reserve the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Funds) and without prior notice. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect each Fund’s performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. However, the Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically after year end. The Funds will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31 of each year. The Funds may make an additional payment of dividends or distributions if they deem it desirable at another time during any year.

All distributions will be reinvested in shares of the distributing Fund unless you choose one of the following options: (1) receive dividends in cash; or (2) receive capital gains in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution. If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Funds. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current net asset value and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Funds intend to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

RULE 12b-1 FEES

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 allows each Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The annual distribution and service fee is 0.25% of each Fund’s average daily net assets which is payable to the Advisor, as distribution coordinator. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

SERVICE FEES

In addition to paying fees under the Funds’ plans, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to each Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

FINANCIAL HIGHLIGHTS

The tables that follow show each Fund’s financial performance for up to the past five years. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, an independent registered public accounting firm. Their report and the Funds’ financial statements are included in the Annual Report dated March 31, 2005, which is available upon request.

The Perkins Discovery Fund

For a capital share outstanding throughout each year

	Year ended March 31,

	2005	2004	2003	2002	2001
Net asset value, beginning of year		$13.58	$18.61	$16.25	$40.22

Income from investment operations:
Net investment loss		(0.50)	(0.40)	(0.11)	(0.33)
Net realized and unrealized gain (loss)
on investments		10.03	(4.66)	4.59	(15.45)
Total from investment operations		9.53	(5.06)	4.48	(15.78)

Less distributions:

From net realized gain		—	(0.07)	(2.13)	(8.19)
Paid in capital from redemption fees		0.19	0.10	0.01	—

Net asset value, end of year		$23.30	$13.58	$18.61	$16.25

Total return		71.58%	(26.63)%	28.44%	(41.40)%

Ratios/supplemental data:
Net assets, end of year (millions)		$7.9	$3.0	$6.9	$1.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed		2.94%	4.56%	7.49%	10.86%
After fees waived and expenses absorbed		2.50%	2.50%	2.50%	2.50%

Ratio of net investment
loss to average net assets:
Before fees waived and expenses absorbed		(2.79)%	(4.20)%	(6.87)%	(10.03)%
After fees waived and expenses absorbed		(2.35)%	(2.14)%	(1.88)%	(1.67)%
Portfolio turnover rate		103.20%	54.67%	49.92%	73.76%

The Perkins Opportunity Fund

For a capital share outstanding throughout each year

	Year ended March 31,

	2005	2004	2003	2002	2001

Net asset value, beginning of year		$10.22	$16.88	$17.33	$24.85

Income from investment operations:
Net investment loss		(0.33)	(0.31)	(0.36)	(0.31)
Net realized and unrealized gain (loss)
on investments		5.14	(6.38)	(0.36)	(7.21)

Total from investment operations		4.81	(6.69)	(0.72)	(7.52)
Paid in capital from redemption fees		0.01	0.03	0.27	—

Net asset value, end of year		$15.04	$10.22	$16.88	$17.33

Total return		47.16%	(39.45)%	(2.60)%	(30.26)%

Ratios/supplemental data:
Net assets, end of year (millions)		$15.6	$13.9	$26.1	$29.1
Ratio of expenses to average net assets		2.30%	2.42%	2.24%	2.20%
Ratio of net investment loss to
average net assets		(2.03)%	(2.03)%	(1.94)%	(1.53)%
Portfolio turnover rate		19.31%	10.72%	23.70%	30.08%

The Perkins Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

NOT PART OF THE PROSPECTUS

THE PERKINS DISCOVERY FUND

THE PERKINS OPPORTUNITY FUND

each a series of Professionally Managed Portfolios

www.perkinsfunds.com

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus. You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN 55391-1769
Telephone: 1-800-998-3190 toll-free or (952) 473-8367

You can review and copy information including the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Funds are also available:

▪	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov., or
▪	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
▪	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
_____, 200__

THE PERKINS DISCOVERY FUND
THE PERKINS OPPORTUNITY FUND
each a series of
PROFESSIONALLY MANAGED PORTFOLIOS
730 East Lake Street, Wayzata, MN 55391-1713
1-800-998-3190 toll-free or (952) 473-8367

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated _____ 2005, as may be revised, of The Perkins Discovery Fund (the “Discovery Fund”) and The Perkins Opportunity Fund (the “Opportunity Fund”) (each a “Fund” and collectively the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”). Perkins Capital Management, Inc. (the “Advisor”) is the investment advisor to the Funds. A copy of the Funds’ Prospectus is available by calling either of the numbers above.

The Funds’ financial statements for the fiscal year ended March 31, 2005, are incorporated herein by reference to the Funds’ Annual Report dated March 31, 2005. A copy of the Annual Report may be obtained without charge by calling or writing the Funds as shown above.

TABLE OF CONTENTS

THE TRUST	2
INVESTMENT OBJECTIVES AND POLICIES	2
INVESTMENT RESTRICTIONS	12
DISTRIBUTIONS AND TAX INFORMATION	14
TRUSTEES AND EXECUTIVE OFFICERS	16
THE FUNDS’ INVESTMENT ADVISOR	20
SERVICE PROVIDERS	23
PRINCIPAL UNDERWRITER AND DISTRIBUTOR	24
EXECUTION OF PORTFOLIO TRANSACTIONS	25
REVENUE SHARING AGREEMENT	27
PORTFOLIO TURNOVER	28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	28
DETERMINATION OF SHARE PRICE	31
PERFORMANCE INFORMATION	33
ANTI-MONEY LAUNDERING PROGRAM	34
PORTFOLIO HOLDINGS INFORMATION	34
PROXY VOTING POLICY	36
GENERAL INFORMATION	37
FINANCIAL STATEMENTS	38
APPENDIX	39

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Funds.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee, or may be accessed via the world wide web at http://www.sec.gov.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund is a mutual fund with the investment objective of seeking capital appreciation. There can be no assurance the objective of either Fund will be attained.

Each Fund is diversified. This means that under the Investment Act of 1940 (the “1940 Act”), each Fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. In such case, a Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws. Furthermore, to the extent that these few securities represent a particular type of investment (e.g., securities of small- or medium-size companies) a Fund would be disproportionately subject to the risks associated with that investment.

The discussion below supplements information contained in the Funds’ Prospectus as to investment policies of the Funds.

Equity Securities

The Funds will invest in equity securities consistent with each Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see “Preferred Stock” below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Convertible Securities and Warrants” below.

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Preferred Stock

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

The Funds may invest in convertible securities and warrants, or similar rights. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. Each Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. Each Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the “1940 Act”), a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, a Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Illiquid Securities

Neither Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in each Fund’s portfolio, under the supervision of the Trust’s Board of Trustees (the “Board”), to ensure compliance with each Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

When-Issued Securities

Each Fund is authorized to purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is each Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Each Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. Each Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Securities Lending

Although each Fund’s objective is capital appreciation, each Fund reserves the right to lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Advisor or Distributor and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to a Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan, marked to market daily. During the time the portfolio securities are on loan, the borrower pays a Fund any interest paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. It is not anticipated that more than 5% of the value of a Fund’s portfolio securities will be subject to lending.

Short Sales

Each Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses that the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund’s net assets.

Whenever a Fund engages in short sales, its custodian will segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

Leverage Through Borrowing

Each Fund may borrow money for leveraging purposes.  Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore, the amount available for distribution to stockholders as dividends will be reduced.

Foreign Investments

Each Fund may invest up to 10% of its total assets in U.S. dollar denominated securities of foreign issuers, including Depositary Receipts. In addition, each Fund may also invest without limit in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs, and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Foreign Securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on a Fund’s share price.

Options on Securities

Although it has no present intention of doing so, each Fund reserves the right to engage in certain purchases and sales of options on securities. A Fund may write (i.e., sell) call options (“calls”) on equity securities if the calls are “covered” throughout the life of the option. A call is “covered” if a Fund owns the optioned securities. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, a Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

Each Fund may purchase a call on securities to effect a “closing purchase transaction” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by a Fund on which it wishes to terminate its obligation. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

Each Fund also may write and purchase put options (“puts”). When a Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. When a Fund writes a put, it will maintain at all times during the option period, in a segregated account, liquid assets equal in value to the exercise price of the put.

A Fund’s option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

The Funds’ custodian, or a securities depository acting for them, generally acts as escrow agent as to the securities on which the Funds have written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Funds. Until the underlying securities are released from escrow, they cannot be sold by the Funds.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Short-Term Investments

Each Fund may invest in any of the following securities and instruments:

U. S. Government Securities. U.S. Government securities in which a Fund may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.

All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that may be purchased by a Fund are “mortgage-backed securities” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These mortgage-backed securities include “pass-through” securities and “participation certificates,” both of which represent pools of mortgages that are assembled, with interests sold in the pool. Payments of principal (including prepayments) and interest by individual mortgagors are “passed through” to the holders of interests in the pool; thus each payment to holders may contain varying amounts of principal and interest. Prepayments of the mortgages underlying these securities may result in a Fund’s inability to reinvest the principal at comparable yields. Mortgage-backed securities also include “collateralized mortgage obligations,” which are similar to conventional bonds in that they have fixed maturities and interest rates and are secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-through is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, each Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

Investment Company Securities

The Funds may invest in shares of other investment companies in pursuit of their investment objective. The Funds currently intend to limit their investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Funds, or their affiliated persons, as a whole. This may include investments in money market mutual funds in connection with management of daily cash positions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund and its shareholders would also bear the pro rata portion of each other investment company’s advisory and operational expenses.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Funds and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of that Fund’s outstanding voting securities as defined in the 1940 Act.

The Discovery Fund may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	(a)	Borrow money, except as stated in the Prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b)	Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4.
Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

5.
Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1.	Invest in any issuer for purposes of exercising control or management.

2.	Invest in securities of other investment companies except as permitted under the 1940 Act.

3.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

4.	With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

The Opportunity Fund may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	(a)
Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b)	Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4.
Buy or sell interests in oil, gas or mineral exploration or development programs or related leases or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

5.
Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

6.
Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

7.
Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

8.	Invest in any issuer for purposes of exercising control or management.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act.

2.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

3.	With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Funds’ Prospectus or this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus. Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If a Fund does not qualify as a regulated investment company, it may be taxed as a corporation.

Each Fund’s ordinary income generally consists of interest, dividend income and income from short sales, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of each Fund’s investment policy, it is expected that dividends from domestic corporations will be part of a Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of each Fund’s gross income attributable to qualifying dividends is largely dependent on that Fund’s investment activities for a particular year, and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend.

Any long-term or mid-term capital gain distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of the length of time shares have been held. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

Under the Code, each Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Each Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in a Fund.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.

TRUSTEES AND EXECUTIVE OFFICERS

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	2	None.
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant, formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	2	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term ince May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	2	None.
Interested Trustee of the Trust
Steven J. Paggioli** (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Trustee, Managers Funds; Trustee, Managers AMG Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	2	Not Applicable.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustees	Other Directorships Held
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	2	Not Applicable.
Chad E. Fickett (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since March 2002.	Assistant Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	2	Not Applicable
*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Interested Trustees”).
**
Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Funds’ principal underwriter.

***
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

Compensation

Set forth below is the rate of compensation received by the Trustees. Each Independent Trustee receives an annual retainer of $10,000 and a fee of $3,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board receives an additional annual retainer of $6,000. Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended. This amount is allocated among each of the Trust’s portfolios. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund [1]		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex [2] Paid to Trustees
	Discovery Fund	Opportunity Fund
Dorothy A. Berry, Trustee	$_____	$____	None	None	$_____
Wallace L. Cook, Trustee	$_____	$____	None	None	$_____
Carl A. Froebel, Trustee	$_____	$____	None	None	$_____
Rowley W.P. Redington, Trustee	$_____	$____	None	None	$_____
Steven J. Paggioli, Interested Trustee	$0	$0	None	None	$0

[1]	For the fiscal year ended March 31, 2005.
[2]	There are currently numerous unaffiliated portfolios comprising the Trust. For the fiscal year ended March 31, 2005, trustees’ fees and expenses in the amount of $_____ were incurred by the Trust.

Trust Committees

The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee did not have a reason to meet during the Funds’ prior fiscal year. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees. It does not include interested Trustees of the Trust. The Audit Committee typically meets once per year with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of a Fund’s pricing and financial reporting. The Audit Committee met _______ with respect to the Funds during the Funds’ last fiscal year.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met ___________during the Funds’ last fiscal year with respect to the Funds.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of July 19, 2005, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of either Fund. As of December 31, 2004, no Independent Trustees owned shares of the Funds and neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, as of December 31, 2004, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party. As of July 19, 2005, there were no control persons or principal shareholders of the Discovery Fund or the Opportunity Fund.

THE FUNDS’ INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Funds by Perkins Capital Management, Inc., the Advisor, pursuant to Investment Advisory Agreements (the “Advisory Agreements”). The Advisor is controlled by Richard W. Perkins, Richard C. Perkins and Daniel S. Perkins.

After its initial term, each Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the applicable Fund to which the Advisory Agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days’ written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

In approving the continuation of the Advisory Agreement on behalf of the Funds at a meeting held in June 2005, the Board (including the Independent Trustees) primarily considered, among other things, the following matters: information regarding the Advisor including those relating to the Advisor’s personnel; the nature and quality of the services provided and to be provided by the Advisor under the Advisory Agreements; the fees paid to and expenses borne by the Advisor; the Discovery Fund’s expense limitation, fee waiver, and performance of the Funds relative to the Funds’ benchmarks; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Advisor from the fees payable under such Advisory Agreement; and the Funds’ brokerage, related commissions, and the use of soft dollars by the Advisor. The Board also discussed: (a) the Advisor’s performance (on an absolute and relative basis); (b) the Advisor’s adherence to compliance procedures; (c) the Advisor’s generally positive relationship with the Board; (d) the Advisor’s marketing activity and commitment to responsible Fund growth; (e) the overall quality of services provided to the Funds; (f) the cost structure of the Funds relative to its peer group; and (g) the satisfaction of the Funds’ shareholders with their investment choice. With respect to the Opportunity Fund, although the Fund’s long-term performance was below the Fund’s benchmarks, the Board determined that the Fund’s year-to-date performance was strong on both a relative and absolute basis. With respect to the Discovery Fund, the Board noted that the Fund’s performance was good over the life of the Fund, as well as related to applicable benchmarks. After reviewing such information as they deemed necessary, the Board (including a majority of the Independent Trustees) concluded that the continuation of the Advisory Agreement was in the best interests of the Funds and their shareholders.

The use of the name “Perkins” by the Funds is pursuant to a license granted by the Advisor, and in the event the Advisory Agreements with the Funds are terminated, the Advisor has reserved the right to require the Funds to remove any references to the name “Perkins.”

For the fiscal years ended March 31, 2005, 2004, and 2003, the Advisor received fees of $_______, $168,746, and $209,938, respectively, from the Opportunity Fund.

For the fiscal year ended March 31, 2005, the Discovery Fund accrued $_____ in advisory fees, of which $______were waived by the Advisor. For the fiscal year ended March 31, 2004, the Discovery Fund accrued $72,915 in advisory fees, $31,661 of which were waived by the Advisor. For the fiscal year ended March 31, 2003, the Discovery Fund accrued $41,293 in advisory fees, all of which were waived by the Advisor. For the same period, the Advisor reimbursed the Discovery Fund an additional $84,425 in expenses.

The Funds are responsible for their own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable by the Discovery Fund and the Opportunity Fund, and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the “Fees and Expenses” Table (the “expense cap”) of the Prospectus. Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by such Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by each Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.

Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year in any subsequent fiscal year over the following three fiscal years. Before the Advisor may receive any such reimbursement, the Trustees must review and approve it and any such reimbursement may not be paid prior to each Fund’s payment of current ordinary Fund expenses. The Trustees may terminate this expense reimbursement arrangement at any time.

PORTFOLIO MANAGERS

Messrs. Richard W. Perkins and Daniel S. Perkins serve as Co-Portfolio Managers of the Funds.

Mr. Richard W. Perkins has served as President of Perkins Capital Management, Inc. for the past twenty years and has served as co-manager of the Funds since their inception. The following provides information regarding other accounts managed by Mr. Richard W. Perkins as of March 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	2	$37,132,110.98	1	$11,605,946.60
Other Accounts	92	$64,106,830.74	0	$0.00

Mr. Richard W. Perkins’ compensation as the Funds’ portfolio manager is a fixed salary that is set by industry standards. Mr. Perkins’ salary is not based on Fund performance, and he does not receive a bonus or deferred compensation as part of his compensation. Mr. Perkins’ has a fixed retirement plan.

Mr. Daniel S. Perkins has served as Vice President of Perkins Capital Management, Inc. for the past twenty years and he has served as Co-Portfolio Manager of the Funds since their inception. The following provides information regarding other accounts managed by Mr. Daniel S. Perkins as of March 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0.00	0	0
Other Pooled Investment Vehicles	0	$0.00	0	0
Other Accounts	6	$3,677,588.09	0	0

Mr. Daniel S. Perkins’ compensation as the Funds’ portfolio manager is a fixed salary that is set by industry standards. Mr. Perkins’ salary is not based on Fund performance, and he does not receive a bonus or deferred compensation as part of his compensation. Mr. Perkins’ has a fixed retirement plan.

As of the date of this SAI, neither Portfolio Manager beneficially owned shares of the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)

	Opportunity Fund	Discovery Fund
Richard W. Perkins	None	None
Daniel S. Perkins	None	None

Because the Advisor performs investment management services for various clients, certain conflicts of interest could arise. The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Advisor will have no obligation to purchase or sell for the Funds, or to recommend for purchase or sale by the Funds, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

SERVICE PROVIDERS

Administrator, Transfer Agent, Fund Accountant

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”), provides administrative services to the Funds pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds’ qualification and/or registration to sell shares in all states where the Funds currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Funds’ servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Funds’ daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. The Administrator also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements. The Administrator, Distributor and the Custodian are affiliated entities under the common control of US Bancorp.

For the fiscal years ending March 31, 2005, 2004, and 2003, the Administrator received fees of $______, $42,186, and $52,484, respectively, from the Opportunity Fund.

For each fiscal year ended March 31, 2005, 2004, and 2003 the Administrator received fees of $________ from the Discovery Fund.

Custodian

U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian for the securities and cash of the Funds. Under the Custodian Agreement, U.S. Bank, National Association holds each Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Registered Public Accounting Firm and Legal Counsel

Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, is the independent registered public accounting firm for the Funds whose services include auditing the Funds’ financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 is counsel to the Funds and provides counsel on legal matters relating to the Funds.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), serves as principal underwriter and distributor for the Funds. Pursuant to a distribution agreement between each Fund and Quasar, Quasar provides certain administration services and promotes and arranges for the sale of each Fund’s shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Principal Underwriter Agreement and the Distribution Agreement continue in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated without penalty by the parties thereto upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Distribution Plan

Each Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan for the Opportunity Fund provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. The plan for the Discovery Fund provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of its average daily net assets. The fee is paid to the Distributor as compensation for distribution related activities, not reimbursement for specific expenses incurred.

Under the plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the plan or any related agreement.

While there is no assurance that the expenditures of Fund assets to finance distribution to of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the plan.

For the fiscal year ended March 31, 2005, the Opportunity Fund paid fees of $______ under its Plan, of which $_____ was paid out as compensation to dealers, $_____ was for reimbursement of printing, postage and office expenses, $_____ was for compensation to sales personnel, $_____ was for reimbursement of advertising and marketing materials expenses and $_____was for miscellaneous other office expenses.

For the fiscal year ended March 31, 2005, the Discovery Fund paid fees of $_____ under its Plan, of which $_____ was paid out as compensation to dealers, $_____ was for reimbursement of printing, postage and office expenses, $______ was for compensation to sales personnel, $_______ was for reimbursement of advertising and marketing materials expenses and $______ was for miscellaneous other office expenses.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, the Advisor determines which securities are to be purchased and sold by the Funds and selects the broker-dealers to execute the Funds’ portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply execution and research products and services (as defined in Section 28(e) of the Securities Exchange Act) to the Advisor that the Advisor may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such services, products and information, which are in addition to and not in lieu of the services required to be performed by it under its Agreements with the Funds, to be useful in varying degrees, but not necessarily capable of definite valuation.

The Advisor may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds. Products, services and informational items may be provided directly to the Advisor by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

In some cases, brokers will pay for all of or a portion of products that can be or are used for both trading and research and administrative (i.e., non-trading/non-research) purposes. Typical of these types of products and services are computer hardware systems, computer software, employee education, communication equipment, special communication lines, news services and other products and services which provide appropriate assistance to the Advisor in the performance of its investment decision-making, but could also be used for administrative purposes. In these cases, the Advisor allocates the research portion payable by the broker based on usage. For instance, the Advisor believes that its computer systems and software serve an important research and account management function; however, its computer system is also used for administrative purposes. On an ongoing basis, the Advisor allocates the administrative portion of the expenses to be paid directly the Advisor and the research portion to be paid by brokers who execute security transaction for the Advisor. Since this allocation of cost between research and non-research functions is determined solely by the Advisor, a conflict of interest may exist in its calculation.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or mutual funds. In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between that Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for that Fund.

The Funds do not effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The Funds do not use the Distributor to execute their portfolio transactions.

For the fiscal year ended March 31, 2005, the Opportunity Fund paid $______ in brokerage commissions with respect to portfolio transactions. Of such amount, $______ was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2004, the Opportunity Fund paid $39,557 in brokerage commissions with respect to portfolio transactions. Of such amount, $24,907 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2003, the Opportunity Fund paid $34,873 in brokerage commissions with respect to portfolio transactions. Of such amount, $32,373 was paid to firms for research, statistical or other services provided to the Advisor.

For the fiscal year ended March 31, 2005, the Discovery Fund paid $_______ in brokerage commissions with respect to portfolio transactions. Of such amount, $______ was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2004, the Discovery Fund paid $117,468 in brokerage commissions with respect to portfolio transactions. Of such amount, $79,913 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2003, the Discovery Fund paid $32,429 in brokerage commission with respect to portfolio transactions. Of such amount, $29,104 was paid to firms for research, statistical or other services provided to the Advisor.

REVENUE SHARING ARRANGEMENT

The Advisor, out of its own resources and not out of Fund assets ( i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees and other fees paid by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus. As of December 31, 2004, the Advisor had revenue sharing arrangements with approximately __ brokers and other financial intermediaries, of which some of the more significant include arrangements with ____________.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or investors in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the Fund and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) a percentage of net assets; and/or (iii) as a fixed dollar-amount. As of the date of this Statement of Additional Information, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets was ___% of average daily net assets.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.” Opportunity Fund’s portfolio turnover rate for the fiscal years ended March 31, 2005, 2004, and 2003 was _____%, 19.31%, and 10.72%, respectively. Discovery Fund’s portfolio turnover rate for the fiscal years ended March 31, 2005, 2004, and 2003 was ______%, 103.20%, and 54.67%, respectively. Portfolio turnover for the Discovery Fund increased markedly in 2003. In such instance, the change in the Fund’s portfolio turnover rate was due to an increase in the Fund’s assets and a corresponding increase in the number of Fund transactions in response to market conditions.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

You may purchase shares of a Fund from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Portfolio’s daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

The public offering price of Fund shares is the net asset value. Each Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Funds’ Prospectus. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE and forwarded promptly to the Transfer Agent to receive that day’s public offering price.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds’ shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your investment representative.

Selling Shares Through your Investment Representative

Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of Redemption Proceeds

Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of Fund shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

At various times, a Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders must have selected telephone transaction privileges on the account application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Funds or their agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder’s latest account application or as otherwise properly specified to a Fund in writing.

The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

Automatic Investment Plan

As discussed in the Prospectus, the Funds provide an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Funds on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Funds. The market value of the Funds’ shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of Fund shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the NYSE closes at a different time or the Board decides it is necessary.

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. An example of how the Funds calculated their net asset value per share as of March 31, 2005 is as follows:

Discovery Fund:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$______	=	$______
______

Opportunity Fund:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$_____	=	$______
_____

PERFORMANCE INFORMATION

Performance information in the Funds’ Prospectus is calculated in accordance with the methods discussed below.

Average Annual Total Return

Average annual total return quotations for each Fund are calculated according to the following formula:

P(1+T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

Each Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

Each Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Performance data of the Funds quoted in the Funds’ Prospectus represents past performance and is not intended to predict or guarantee future results.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust on behalf of the Funds has adopted portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. The Advisor has also adopted the Policies. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Policies. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interest of the Funds’ shareholders and the interest of the Advisor, Distributor, or any other affiliated person of the Funds. After due consideration, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings information to additional parties, after considering the best interest of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds disclose their calendar quarter-end top 10 holdings on their website at http://www.perkinscapital.com/pfunds/funds/frmfunds.htm and their complete calendar quarter-end portfolio holdings within five to ten business days of the calendar quarter-end. The calendar quarter-end portfolio holdings for a Fund will remain posted on the website until updated with required regulatory filings with the SEC. Portfolio holdings information posted on the Funds’ website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website.

The Advisor may not receive compensation in connection with the disclosure of information about Fund portfolio securities. In the event of a conflict between the interests of the Funds and the interests of the Advisor or an affiliated person of the Advisor, the Chief Compliance Officer (“CCO”) of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Funds’ Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, in accordance with the Policies, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy and Corporate Action Voting Policies and Procedures (“Advisor’s Proxy Policies”) which underscore the Advisor’s concern that all proxies voting decisions be made in the best interests of the Funds and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

Certain of the Advisor’s proxy voting guidelines are summarized below:

•	The Advisor votes for uncontested director’s nominees recommended by management.
•	The Advisor votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.
•	The Advisor votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Advisor’s proxy voting guidelines, some proposals will require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Funds’ interests, the Advisor will resolve the conflict as follows:

•	To the extent the matter is specifically covered by the Advisor’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.
•
To the extent the Advisor is making a case-by-case determination under its proxy voting guidelines, the Advisor will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Advisor will abstain from voting the proxy.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund is available without charge, upon request, by calling toll-free 1-800-280-4779 and on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

The Boards of the Trust, the Advisor, and the Principal Underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

The Funds’ Annual Report to shareholders for its fiscal year ended March 31, 2005 is a separate document supplied with this SAI and the financial statements, accompanying notes and reports of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

PART C

OTHER INFORMATION
(Perkins Funds)

Item 23. Exhibits

(a)
Agreement and Declaration of Trust dated February 17, 1987 was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreements

(i)	Investment Advisory Agreement for the Discovery Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 29, 2003 and is incorporated herein by reference.

(ii)	Investment Advisory Agreement for the Opportunity Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 29, 2003 and is incorporated herein by reference.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(vi)	Power of Attorney was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 25, 2002 and is incorporated herein by reference.

(v)	(i)
Operating Expenses Limitation Agreement for the Discovery Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 23, 2003 and is incorporated herein by reference.

(ii)
Operating Expenses Limitation Agreement for the Opportunity Fund was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 24, 2004 and is incorporated herein by reference.

(i)	Opinion and Consent of Counsel to be filed by amendment.

(j)	Consent of Independent Public Accountants-is not applicable.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	(i)	Code of Ethics for Registrant - was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 24, 2005 and is incorporated herein by reference.
	(iii)	Code of Ethics for Distributor was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on October 23, 2001 and is incorporated herein by reference.
	(iv)	Code of Ethics for Advisor - is to be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.
Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on February 12, 2002). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of the Investment Advisor.

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated March 23, 2005. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

(a)      Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	The Hennessy Funds, Inc.
Allied Asset Advisors Funds	The Hennessy Mutual Funds, Inc.
Alpine Equity Trust	Hotchkis and Wiley Funds
Alpine Series Trust	Intrepid Capital Management
Alpine Income Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Brandes Investment Trust	Julius Baer Funds
Brandywine Blue Funds, Inc.	Kensington Funds
Brazos Mutual Funds	Kirr Marbach Partners, Funds, Inc.
Bridges Fund	Light Revolution Fund
Buffalo Funds	LKCM Funds
Buffalo Balanced Fund	Masters’ Select Funds
Buffalo High Yield Fund	Matrix Advisors Value Fund, Inc.
Buffalo Large Cap Fund	Monetta Fund, Inc.
Buffalo Small Cap Fund	Monetta Trust
Buffalo U.S. Global Fund	MP63 Fund
CCM Advisors Funds	MUTUALS.com
CCMA Select Investment Trust	NorCap Funds
Country Mutual Funds Trust	Optimum Q Funds
Cullen Funds Trust	Permanent Portfolio Funds
Everest Funds	Primecap Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
First American Investment Funds, Inc.	Prudent Bear Funds, Inc.
First American Strategy Funds, Inc.	Purisima Funds
FFTW Funds, Inc.	Rainier Funds
Fort Pitt Capital Funds	Summit Funds
Glenmede Fund, Inc.	TIFF Investment Program, Inc.
Guinness Atkinson Funds	Trust For Professional Managers
Harding, Loevner Funds, Inc.	Wexford Trust

(b)      To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)  Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, OH 45202
Registrant’s Investment Advisor	Perkins Capital Management, Inc. 730 East Lake Street Wayzata, MN 55391-1769

Item 29. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 194 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on May 25, 2005.

Professionally Managed Portfolios

By: Robert M. Slotky*
Robert M. Slotky
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 194 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

Steven J. Pagtgioli*	Trustee
Steven J. Paggioli

Dorothy A. Berry*	Trustee
Dorothy A. Berry

Wallace L. Cook*	Trustee
Wallace L. Cook

Carl A. Froebel*	Trustee
Carl A. Froebel

Rowley W.P. Redington*	Trustee
Rowley W.P. Redington

Robert M. Slotky*	President
Robert M. Slotky

/s/Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer
Eric W. Falkeis

*By /s/	Eric W. Falkeis
Eric W. Falkeis
Attorney-in-Fact pursuant to Power of Attorney